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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2003

ULTIMATE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
000-22532 (Commission File Number)	84-0585211 (IRS Employer Identification No.)
321 West 84th Street, Suite A Thornton, Colorado (Address of principal executive offices)	80260 (Zip Code)

Registrant's telephone number, including area code: (303) 412-2500

N/A
(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits

The following exhibit is being furnished with this Report:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 29, 2003, of Ultimate Electronics, Inc. Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these internet addresses is included herein.

ITEM 9. REGULATION FD DISCLOSURE (including Item 12, "Disclosure of Results of Operations and Financial Condition").

The following information is being furnished under both Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with Item 9 and in accordance with interim guidance issued by the SEC in Release No. 33-0216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor incorporated by reference in any registration statement filed by Ultimate Electronics, Inc. under the Securities Act of 1933, as amended.

On May 29, 2003, Ultimate Electronics, Inc. issued a press release reporting the registrant's earning results for the registrant's first fiscal quarter ended April 30, 2003. The press release issued is furnished as Exhibit No. 99.1 to this Report and is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC. (Registrant)
Date: May 29, 2003	By:	/s/ ALAN E. KESSOCK Alan E. Kessock Senior Vice President — Finance and Administration and Chief Financial Officer

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE (including Item 12, "Disclosure of Results of Operations and Financial Condition").
SIGNATURE